EXHIBIT 99

News Release For Immediate Release	For More Information: INVESTORS Gregg Waldon, Stellent, Inc. (952)903-2003 gregg.waldon@stellent.com

Jim Fanucchi Summit IR Group Inc. (408)404-5400 jim@summitirgroup.com

MEDIA Amanda Kohls Haberman & Associates, Inc. (612)338-3900 amanda@habermaninc.com

STELLENT REPORTS RECORD QUARTERLY REVENUES OF $30.1 MILLION

Company profitable on a GAAP basis; generates strong year-over-year growth in Universal Content Management license revenues

EDEN PRAIRIE, MN, Nov. 3, 2005 — Stellent, Inc. (Nasdaq: STEL), a global provider of content management solutions, announced today financial results for the second quarter ended Sept. 30, 2005.

Second quarter fiscal 2006 revenues were $30.1 million, an increase of 8% over the $28.0 million reported for the same period last year. Revenues for the six-month period ended Sept. 30, 2005 were $58.7 million, a 16% increase over revenues of $50.6 million for the comparable period of fiscal 2005.

On a Generally Accepted Accounting Principles (GAAP) basis, net income for the quarter ended Sept. 30, 2005 was $0.6 million, or $0.02 per share on a basic and diluted share basis, compared with net income of $0.8 million, or $0.03 per share on a basic and diluted share basis, for the quarter ended Sept. 30, 2004. GAAP net income for the six months ended Sept. 30, 2005 was $1.6 million, or $0.06 per share on a basic and diluted share basis, compared with a net loss of $(3.1) million, or $(0.12) per share on a basic and diluted share basis, for the same period of fiscal 2005.

Non-GAAP net income was $2.2 million, or $0.08 per share on a basic and diluted share basis, for the quarter ended Sept. 30. 2005, compared with non-GAAP net income of $1.6 million, or $0.06 per share on a basic and diluted share basis, for the quarter ended Sept. 30, 2004. Non-GAAP net income for the six months ended Sept. 30, 2005 was $3.9 million, or $0.14 per share on a basic and diluted share basis, compared with net income of $1.7 million, or $0.07 per share on a basic and diluted share basis, for the same period of fiscal 2005.

Stellent believes the non-GAAP results better reflect its operating performance as they exclude the effects of non-cash or non-recurring charges primarily related to expenses such as acquisition-related sales, marketing and other costs; amortization of acquired intangible assets and unearned compensation; and restructuring or reorganization charges.

“We are pleased to have met or exceeded our second quarter financial targets, including achieving record quarterly revenues of $30.1 million and maintaining profitability on both a GAAP and non-GAAP basis,” said Robert Olson, president and chief executive officer for Stellent. “At the same time, we produced positive cash flow from operations, ending the quarter with a cash and marketable securities balance of approximately $70 million, up from $68.2 million last quarter.

“Stellent® Universal Content Management™ license revenue in particular showed strong, organic growth during the quarter, with 49 percent of this revenue generated from new customers. Specifically, we posted year-over-year Universal Content Management license revenue growth of 51 percent globally and 74 percent in North America, which substantially countered a decrease in year-over-year total license revenue attributable to one large OEM transaction that occurred in the September 2004 quarter. The strong growth in second quarter Universal Content Management license revenues was primarily driven by compliance and multi-site management initiatives. Universal Content Management services revenue also showed solid growth within the quarter.

“We secured 57 new customers during the second quarter – our strongest new customer adoption rate in more than two years – including Universal Content Management customers Trend Micro, Samsung Electronics, the U.S. Department of Homeland Security, the U.S. Army, Rite Aid, Moody’s Japan and American Express Incentive Services. A number of existing customers continued to expand their Stellent Universal Content Management implementations, including the Bureau of Land Management, Memorial Sloan-Kettering, UMB Financial, Bell Canada, Los Angeles Times, Wendy’s International, Argonne National Laboratory, O’Reilly Automotive, U.S. Department of Commerce and Regis Corp. Also during the second quarter, our Content Components Division signed or renewed contracts with companies such as KPMG, Canon, Ricoh, Kroll Ontrack, Postini and IronPort Systems.

“We solidified Stellent’s leadership position in our top three target markets — financial compliance, multi-site Web content management and enterprise content management (ECM) via a unified architecture — through significant product enhancements, receiving strong commendations from leading industry analysts. For example, we released version 7.5 of Stellent Site Studio, the multi-site Web content management component of Stellent Universal Content Management, during the second quarter. This new version enhances the experience of all users involved in multi-site management — information technology staff, Web developers, site designers, content contributors and content consumers — offering expanded Web site lifecycle management capabilities and more robust, flexible in-context contribution.

“On the compliance front, we expanded our retention management capabilities to allow users to apply disposition and retention rules to any content item, not just records. And, we were recently named in the ‘visionary’ quadrant in Gartner, Inc.’s ‘Magic Quadrant for Financial Compliance Process Management Software, 2005’1 report, which was published Oct. 24, 2005. This recognition reaffirms our position as one of the top pure-play content management vendors providing financial compliance solutions.

“Similarly, we recently received multiple industry accolades for our unified ECM product suite. We were named ‘the strongest pure-play ECM suite offering’ by Forrester in its Oct. 7, 2005 report, ‘The Forrester Wave™: Enterprise Content Management Suites, Q3 2005,’2 and KMWorld also named Stellent Universal Content Management 7.5 a ‘Trend-Setting Product of 2005,’ recognizing the system for its superior usability, flexibility and adoption, and low total cost of ownership. These rave reviews come on the heels of our second consecutive ‘Best of Show Award’ for the ‘Best Enterprise Content Management Suite,’ which we won at the AIIM 2005 Conference and Exposition earlier this year.

“We believe our mounting success in these key areas, as well as the markets for our OEM transformation technology, will help drive our ability to grow profitably, and increase market share and shareholder value during fiscal 2006.”

Other Recent Highlights

Customers

•	4,557 customers — comprised of 3,414 corporate content management customers; 506 OEM customers; and 637 corporate customers for desktop viewing and conversion technology — have selected Stellent solutions to power their content-centric business applications.

Corporate news

•	Software Magazine named Stellent one of the world’s largest software providers for the seventh consecutive year.

•	Stellent was recognized on Supply & Demand Chain Executive’s annual list of the top supply and demand chain vendors, the Supply & Demand Chain Executive 100.

•	Stellent was selected to Manufacturing Business Technology’s 2005 Global 100, an annual list of the world’s top information technology (IT) providers to the manufacturing industry.

Products

•	Stellent announced at ARMA 2005, the leading records management conference, new retention management capabilities for Stellent Universal Content Management 7.5. These capabilities leverage the industry-leading Stellent Records Management system, a Department of Defense (DoD) 5015.2 Chapter 2- and Chapter 4-certified solution. Stellent’s retention policy engine has been extended to cover general content, and to allow usage analytics and other factors to drive the content retention and disposition process.

•	Stellent released version 7.5 of Stellent Site Studio, the multi-site Web content management component of the enterprise-scalable Stellent Universal Content Management system. The new version offers expanded site lifecycle management capabilities and more robust, flexible in-context contribution.

•	KMWorld named Stellent Universal Content Management 7.5 a “Trend-Setting Product of 2005,” a distinction that recognizes trend-setting products for their superior usability, flexibility and adoption, and low total cost of ownership.

•	Stellent received a 2005 WebAward from the Web Marketing Association for the Stellent Universal Content Management implementation at the Susan G. Komen Breast Cancer Foundation, the nation’s largest private funder of breast cancer research.

•	Stellent announced expanded functionality for the Stellent Imaging and Business Process Management (BPM) product suite, which increases the system’s manageability and performance, and enhances information lifecycle management and usability.

•	Stellent announced support for the recently released Sun StorEdge™ 5310 Compliance Archiving System, which couples the Sun StorEdge 5310 NAS Appliance with Sun StorEdge Compliance Archiving Software to provide compliance-enabling features for authenticity, integrity, ready access and security.

Partners

•	Stellent signed three new reseller partners during its second quarter: Pomeroy IT Solutions of Hebron, Ky.; Telemach International, Inc. of Doylestown, Pa.; and Tushaus Computer Services, Inc. of Milwaukee, Wis.

Conference call

Stellent will host a conference call and Webcast for investors on Thursday, Nov. 3, 2005 at 4:00 p.m. Central Time. Callers in the United States can dial 1-877-282-0523, and international callers can dial 1-303-542-7976. Access to the live Webcast will be available via the investor relations area of Stellent’s Web site (www.stellent.com) on the day of the event. Investors unable to participate in the live conference call and Webcast may access a replay of the event via the investor relations area of Stellent’s Web site.

Industry analyst reports

1*Gartner “Magic Quadrant for Financial Compliance Process Management Software, 2005,” F. Caldwell, et al, Oct. 24, 2005. www.stellent.com/gartnerfcpmmq

2 Forrester “Enterprise Content Management Suites Scorecard Summary: Stellent” and “The Forrester Wave: Enterprise Content Management Suites, Q3 2005,” Forrester Research, Inc., October 2005. www.stellent.com/forresterecmwave

About Stellent, Inc.

Stellent, Inc. (www.stellent.com) is a global provider of content management software solutions that drive rapid success for customers by enabling fast implementations and generating quick, broad user adoption. With Stellent Universal Content Management, customers can easily deploy multiple line-of-business applications — such as public Web sites, secure intranets and extranets, compliance processes, and marketing brand management — and also scale the technology to support multi-site management and enterprise-wide content management needs.

More than 4,500 customers worldwide — including Procter & Gamble, Merrill Lynch, Los Angeles County, The Home Depot, British Red Cross, ING, Vodafone, Georgia Pacific, Bayer Corp., Coca-Cola FEMSA, Emerson Process Management and Genzyme Corp. — have selected Stellent solutions to power their content-centric business applications. Stellent is headquartered in Eden Prairie, Minn. and maintains offices throughout the United States, Europe, Asia-Pacific and Latin America.

###

Any forward-looking statements in this release, including, without limitation, statements regarding growing profitability and increasing market share and shareholder value, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risk and uncertainties including, without limitation, risks of intellectual property litigation, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company’s products, risks of downturns in economic conditions generally and in the enterprise content management and unstructured information management markets specifically, risks associated with competition and competitive pricing pressures, risks associated with foreign sales and higher customer concentration and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

Stellent and the Stellent logo are registered trademarks or trademarks of Stellent, Inc. in the USA and other countries. Outside In and Quick View Plus are registered trademarks of Stellent Chicago, Inc. in the USA and other countries. All other trade names are the property of their respective owner.

*The Magic Quadrant is copyrighted 2005 by Gartner, Inc. and reused with permission. The Magic Quadrant is a graphical representation of a marketplace at and for a specific time period. It depicts Gartner’s analysis of how certain vendors measure against criteria for that marketplace, as defined by Gartner. Gartner does not endorse any vendor, product or service depicted in the Magic Quadrant, and does not advise technology users to select only those vendors placed in the “Leaders” quadrant. The Magic Quadrant is intended solely as a research tool, and is not meant to be a specific guide to action. Gartner disclaims all warranties, express or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

STELLENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Revenues:
Product licenses	$13,321	$14,775	$27,049	$26,454
Services	6,938	5,042	12,098	9,400
Post contract support	9,888	8,139	19,561	14,762

Total revenues	30,147	27,956	58,708	50,616

Cost of revenues:
Product licenses	815	1,068	1,975	2,360
Services	6,484	5,431	11,509	9,610
Post contract support	1,956	1,179	3,806	2,297
Amortization of capitalized software from acquisitions	443	643	859	1,106

Total cost of revenues	9,698	8,321	18,149	15,373

Gross profit	20,449	19,635	40,559	35,243

Operating expenses:
Sales and marketing	11,712	10,931	23,148	20,720
General and administrative	2,812	3,057	5,982	5,581
Research and development	4,895	4,867	9,551	8,665
Acquisition-related sales, marketing and other costs	¯	¯	¯	886
Amortization of acquired intangible assets and unearned compensation	210	175	374	354
Restructuring charges	648	¯	665	2,461

Total operating expenses	20,277	19,030	39,720	38,667

Income (loss) from operations	172	605	839	(3,424)
Other:
Interest income, net	478	149	893	343

Net income (loss) before income taxes	650	754	1,732	(3,081)
Provision for income taxes	93	¯	93	¯

Net income (loss)	$557	$754	$1,639	$(3,081)

Net income (loss) per common share
Basic	$0.02	$0.03	$0.06	$(0.12)

Diluted	$0.02	$0.03	$0.06	$(0.12)

Weighted average common shares outstanding
Basic	28,101	26,720	27,815	25,300

Diluted	29,264	27,776	28,848	25,300

STELLENT, INC.
IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET INCOME (LOSS)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2005						Three Months Ended September 30, 2004
	As reported	Adjustments				Non-GAAP	As reported	Adjustments				Non-GAAP
Revenues:
Product licenses	$13,321	$		—		$13,321	$14,775	$		—		$14,775
Services	6,938			—		6,938	5,042			—		5,042
Post contract support	9,888			—		9,888	8,139			—		8,139

Total revenues	30,147			—		30,147	27,956			—		27,956

Cost of revenues:
Product licenses	815			—		815	1,068			—		1,068
Services	6,484			—		6,484	5,431			—		5,431
Post contract support	1,956			—		1,956	1,179			—		1,179
Amortization of capitalized software from acquisitions	443		(1)		(443)	¯	643		(1)		(643)	¯

Total cost of revenues	9,698			(443)		9,255	8,321			(643)		7,678

Gross profit	20,449			443		20,892	19,635			643		20,278

Operating expenses:
Sales and marketing	11,712		(2)		(380)	11,332	10,931			—		10,931
General and administrative	2,812			—		2,812	3,057			—		3,057
Research and development	4,895			—		4,895	4,867			—		4,867
Amortization of acquired intangible assets and unearned compensation	210		(3)		(210)	¯	175		(3)		(175)	¯
Restructuring charges	648		(2)		(648)	¯	¯			¯		¯

Total operating expenses	20,277			(1,238)		19,039	19,030			(175)		18,855

Income from operations	172			1,681		1,853	605			818		1,423
Other:
Interest income, net	478			—		478	149			—		149

Net income before income taxes	650			1,681		2,331	754			818		1,572
Provision for income taxes	93			¯		93	¯			¯		¯

Net income	$557			$1,681		$2,238	$754			$818		$1,572

Net income per common share
Basic	$0.02			$0.06		$0.08	$0.03			$0.03		$0.06

Diluted	$0.02			$0.06		$0.08	$0.03			$0.03		$0.06

Weighted average common shares outstanding
Basic	28,101			28,101		28,101	26,720			26,720		26,720

Diluted	29,264			29,264		29,264	27,776			27,776		27,776

1)	Represents non-cash amortization expense associated with the acquisition of developed technology.

2)	Represents a restructuring or severance charge associated with a reorganization and a change in estimate associated with a prior restructuring charge.

3)	Represents non-cash amortization expense associated with acquired intangible assets and non-cash stock compensation expense associated with the acquisition of Optika.

This supplemental non-GAAP financial information is presented for informational purposes only and is not a substitute for the historical financial information presented in accordance with accounting principles generally accepted in the United States.

Non-GAAP net income per share is computed using the weighted average number of shares of common stock outstanding. The Company has included the effect of options and warrants for common stock as calculated using the treasury stock method, when dilutive.

STELLENT, INC.
IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET INCOME (LOSS)
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended September 30, 2005							Six Months Ended September 30, 2004
	As reported	Adjustments				Non-GAAP	As reported	Adjustments			Non-GAAP
Revenues:
Product licenses	$27,049	$		—		$27,049	$26,454	$		—	$26,454
Services	12,098			—		12,098	9,400			—	9,400
Post contract support	19,561			—		19,561	14,762			—	14,762

Total revenues	58,708			—		58,708	50,616			—	50,616

Cost of revenues:
Product licenses	1,975			—		1,975	2,360			—	2,360
Services	11,509			—		11,509	9,610			—	9,610
Post contract support	3,806			—		3,806	2,297			—	2,297
Amortization of capitalized software from acquisitions	859		(1)		(859)	¯	1,106		(1)	(1,106)	¯

Total cost of revenues	18,149			(859)		17,290	15,373			(1,106)	14,267

Gross profit	40,559			859		41,418	35,243			1,106	36,349

Operating expenses:
Sales and marketing	23,148		(2)		(380)	22,768	20,720			—	20,720
General and administrative	5,982			—		5,982	5,581			—	5,581
Research and development	9,551			—		9,551	8,665			—	8,665
Acquisition-related sales, marketing and other costs	¯			—		¯	886		(3)	(886)	¯
Amortization of acquired intangible assets and unearned compensation	374		(4)		(374)	¯	354		(4)	(354)	¯
Restructuring charges	665		(2)		(665)	¯	2,461		(5)	(2,461)	¯

Total operating expenses	39,720			(1,419)		38,301	38,667			(3,701)	34,966

Income (loss) from operations	839			2,278		3,117	(3,424)			4,807	1,383
Other:
Interest income, net	893			—		893	343			—	343

Net income (loss) before income taxes	1,732			2,278		4,010	(3,081)			4,807	1,726
Provision for income taxes	93			—		93	—			—	—

Net income (loss)	$1,639			$2,278		$3,917	$(3,081)			$4,807	$1,726

Net income (loss) per common share
Basic	$0.06			$0.08		$0.14	$(0.12)			$0.19	$0.07

Diluted	$0.06			$0.08		$0.14	$(0.12)			$0.18	$0.07

Weighted average common shares outstanding
Basic	27,815			27,815		27,815	25,300			25,300	25,300

Diluted	28,848			28,848		28,848	25,300			26,406	26,406

1)	Represents non-cash amortization expense associated with the acquisition of developed technology.

2)	Represents a restructuring or severance charge associated with a reorganization and a change in estimate associated with a prior restructuring charge.

3)	Represents acquisition-related sales, marketing and other costs associated with the acquisition of Optika.

4)	Represents non-cash amortization expense associated with acquired intangible assets and non-cash stock compensation expense associated with the acquisition of Optika.

5)	Represents a restructuring charge associated with the acquisition of Optika.

This supplemental non-GAAP financial information is presented for informational purposes only and is not a substitute for the historical financial information presented in accordance with accounting principles generally accepted in the United States.

Non-GAAP net income per share is computed using the weighted average number of shares of common stock outstanding. The Company has included the effect of options and warrants for common stock as calculated using the treasury stock method, when dilutive.

STELLENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30,	March 31, 2005
	2005
ASSETS
Current assets:
Cash, cash equivalents and short-term marketable securities	$61,142	$66,636
Accounts receivable, net	29,757	30,063
Prepaid royalties	706	965
Prepaid expenses and notes	4,556	3,884

Total current assets	96,161	101,548
Long-term marketable securities	8,767	6,114
Property and equipment, net	7,155	4,333
Prepaid royalties, net of current	793	1,044
Goodwill	74,395	67,640
Other intangible assets, net	5,116	5,615
Other	936	1,358

Total assets	$193,323	$187,652

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,374	$3,867
Deferred revenue	18,931	19,854
Commissions payable	2,571	2,419
Accrued expenses and other	10,751	7,867
Current installments of obligations under capital lease	176	170

Total current liabilities	33,803	34,177
Deferred revenue, net of current portion	975	946
Obligations under capital leases, net of current portion	373	¯

Total liabilities	35,151	35,123
Shareholders’ equity
Common stock	283	275
Additional paid-in capital	247,395	243,013
Unearned compensation	(232)	(469)
Accumulated deficit	(89,617)	(91,256)
Accumulated other comprehensive income	343	966

Total shareholders’ equity	158,172	152,529

Total liabilities and shareholders’ equity	$193,323	$187,652